UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                        --------------------------------

                                    FORM 8-K

                        --------------------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                DECEMBER 1, 2005

                        --------------------------------

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                    001-31540                     91-1922863
         ------                    ---------                     ----------
(State of incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

          615 Discovery Street
       Victoria, British Columbia                                  V8T 5G4
       --------------------------                                  -------
(Address of principal executive offices)                          (Zip Code)

                                 (250) 477-9969
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 1, 2005, Fred J. Kupel resigned as Chief Financial Officer of Flexible Solutions International, Inc. (the "Company"). Mr. Kupel shall remain with the Company as an assistant to the President, where his duties will include staff development, oversight of certain compliance matters, and developing and instituting selected financial systems, as well as other assignments delegated to him by the Company's President, Mr. Daniel B. O'Brien. In addition, Mr. Kupel will assist Mr. O'Brien in the search for a new Chief Financial Officer. Mr. O'Brien shall serve as the Company's principal financial officer until such time as a new Chief Financial Officer is appointed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLEXIBLE SOLUTIONS INTERNATIONAL, INC.


Date: December 5, 2005              By:/s/ DANIEL B. O'BRIEN
                                       -----------------------------------------
                                           Daniel B. O'Brien
                                           President and Chief Executive Officer













































                                        3